Liquidity	12 Months Ended
Dec. 31, 2019
Liquidity
Liquidity

Note 4 – Liquidity

For the year ended December 31, 2019, the Company had a significant decrease in net income. In addition, the Company closed Babiku and Zhongzhu, and sold Tantech Energy’s remaining operation due to business strategic changes during the years ended December 31, 2019 and 2018. All of these events had significant impact on the Company’s operations.

For its consumer product sector, the Company significantly cut its sales to supermarket customers because of long-aged accounts receivable from these supermarket customers as online shopping has become increasingly popular. The Company has been experiencing longer collection periods. That leads to higher balances of accounts receivable as compared to prior years. Meanwhile, the EV sector is also experiencing delays of government rebate processing time and reduction of the amount of government rebates on eligible vehicles.

Due to a successful equity financing which resulted in net proceeds of $5.6 million in September 2017, the Company still had approximately $12.4 million cash on hand as of December 31, 2019. Although the Company maintains a positive working capital as of December 31, 2019 and generated positive cash flows from its continued operations during the year ended December 31, 2019, the future operations of the Company depend on whether or not the Company can successfully collect its accounts receivable and utilize its advances, as well as how the change of government policies affect its new EV business. Without additional equity financing, the Company may heavily rely on bank borrowings or shareholder/related party loans to fund its working capital needs. As of December 31, 2019 and 2018, the Company had a short-term loan balance of approximately $6.9 million and $7.7 million, respectively. In addition, the Company had bank acceptance notes payable balance of approximately $0.2 million and $2.1 million as of December 31, 2019 and 2018, respectively. Any failure to renew these bank borrowings upon their maturities could have an adverse impact on the Company’s operations.

The Company currently plans to fund its operations mainly through cash flow from its operations, renewal of bank borrowings, additional equity financing and the continuing financial support by its shareholders and its affiliates controlled by its principal shareholder, if necessary, in the near future to ensure sufficient working capital. The Company has implemented a stricter policy on sales to supermarkets and less credible customers and continues to improve its collection efforts on accounts with outstanding balances. The Company is actively working with other customers and suppliers and expects to fully collect or utilize the rest of prepayment balance in 2020.

The Company is also working closely with the local government to speed up the collection process of the outstanding government rebate balance in 2020. With disposal of its EDLC business and placing focus on manufacturing of more marketable consumer products, the Company is shifting its strategy to cut back costs and ensure profitability. Although the Company is currently not generating net income from its EV sector, it has been focusing on reducing the costs and expenses and developing other non-rebate alternative energy products. The Company plans to fund this sector through additional private placement and continued support from the parent company even without timely receipt of government rebate. The principal shareholder of the Company, along with the affiliated entity, Forasen Group, has made pledges to provide financial support to the Company whenever necessary.

Based on its current operating plan, management believes that the above-mentioned measures collectively will provide sufficient liquidity for the Company to meet its future liquidity and capital requirements for at least next twelve months from the date of this report.